UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 22, 2026
KONTOOR BRANDS, INC.

(Exact name of registrant as specified in charter)

North Carolina	001-38854	83-2680248
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
400 N. Elm Street
Greensboro, North Carolina 27401
(Address of principal executive offices)
(336) 332-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, no par value	KTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 22, 2026, the Board of Directors (the “Board”) of Kontoor Brands, Inc. (the “Company”) increased the size of the Board from six to seven directors and approved the appointment of Thomas E. Waldron as a director of the Company, effective immediately, to serve for a term expiring at the Company’s 2027 annual meeting of shareholders and until his successor is duly elected and qualified.

Mr. Waldron will receive compensation for services as a non-employee director of the Company consistent with the Company’s director compensation program, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities Exchange Commission (“SEC”) on March 9, 2026. The Company and Mr. Waldron are expected to enter into the Company’s standard form of indemnification agreement filed as Exhibit 10.13 to the Company’s Annual Report on Form 10-K filed with the SEC on March 4, 2026.

There are no arrangements or understandings between Mr. Waldron and any other person pursuant to which Mr. Waldron was appointed to the Board, there are no family relationships between Mr. Waldron and any director or other officer of the Company, and there are no transactions in which the Company is a party and in which Mr. Waldron has a material interest subject to disclosure under Item 404(a) of Regulation S-K.
Item 8.01. Other Events.
On July 24, 2026, Kontoor Brands, Inc. issued a press release announcing that its Board of Directors declared a regular quarterly cash dividend of $0.53 per share of its common stock, payable on September 18, 2026, to shareholders of record at the close of business on September 8, 2026. The press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Kontoor Brands, Inc., dated July 22, 2026, announcing the appointment of new director.
99.2	Press release issued by Kontoor Brands, Inc., dated July 24, 2026, announcing the quarterly dividend.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KONTOOR BRANDS, INC.
Date: July 24, 2026	By:	/s/ Thomas L. Doerr, Jr.
	Name:	Thomas L. Doerr, Jr.
	Title:	Executive Vice President, Chief Legal Officer & Secretary